Note 14 - Preferred Stock and Common Stock Warrants	12 Months Ended
Dec. 31, 2014
Preferred Stock And Common Stock Warrant Disclosure [Abstract]
Preferred Stock And Common Stock Warrant Disclosure [Text Block]

NOTE 14:             PREFERRED STOCK AND COMMON STOCK WARRANT

On January 30, 2009, the Company issued and sold, and the Treasury purchased, (1) 17,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock Series A (the “Series A Preferred Shares”), and (2) a ten-year warrant to purchase up to 459,459 shares of the Company's common stock at an exercise price of $5.55 per share (the “Warrant”), for an aggregate purchase price of $17.0 million. The Certificate of Designations by which the Series A Preferred Shares were created (the “Certificate of Designations”) provided, among other things, that the Series A Preferred Shares were redeemable at the liquidation amount of $1,000 per share plus accrued but unpaid dividends. The Certificate of Designations also provided for a dividend rate of 5% per annum for the first five years from the date of issuance which increased to 9% per annum thereafter. The Series A Preferred Shares qualified as Tier 1 capital.

On June 13, 2012, with regulatory approval, the Company redeemed 5,000 Series A Preferred Shares for $5 million plus accrued and unpaid dividends of $19,444, leaving 12,000 Series A Preferred Shares remaining outstanding and owned by Treasury.

The Company entered into a Placement Agency Agreement with the Treasury on April 15, 2013 in connection with a private auction by the Treasury of all of its remaining 12,000 Series A Preferred Shares which was conducted immediately thereafter (the “Private Auction”). On April 29, 2013, the Treasury settled the sale of such Series A Preferred Shares to the winning bidders in the Private Auction, consisting of six parties unrelated to the Company.

Shortly thereafter, the Company repurchased the Warrant from Treasury pursuant to the terms thereof for the aggregate purchase price of $2,003,250 in cash. As a result of the Warrant repurchase, the Company’s participation in the CPP was completed.

On April 3, 2014, the Company received approval from the Board of Governors of the Federal Reserve System to redeem the Company’s remaining 12,000 Series A Preferred Shares from the parties who had purchased them from Treasury or their affiliates, for the liquidation amount of $12 million plus accrued but unpaid dividends of $19.50 per Series A Preferred Share. At the time of the redemption, the Series A Preferred Shares carried a coupon rate of 9.0% per annum. The Company provided the holders of the Series A Preferred Stock with a formal notice of redemption and thirty days thereafter redeemed the Series A Preferred Stock on May 7, 2014, plus all accrued and unpaid dividends.